UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2004

                              MICROS SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

          Maryland                       000-09993               52-1101488
(State or other jurisdiction            (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

   7031 Columbia Gateway Drive, Columbia, Maryland              21046-2289
      (Address of principal executive offices)                  (ZIP Code)

Registrant's telephone number, including area code: 443-285-6000

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 2 - Financial Information

Item 2.02. Results of Operations and Financial Condition

The registrant's press release dated August 26, 2004, regarding its financial results for the three- and twelve-month periods ended June 30, 2004, is attached as Exhibit 99.1 to this Form 8-K

Note: The information in Item 2.02 of this Form 8-K, and Exhibit 99, attached, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Section 5 - Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The registrant amended Article II, Section 1 (Meeting of Shareholders - Annual Meetings) and Article III, Section 1(b) (Board of Directors - Number, Election and Term of Office) of its Bylaws effective on August 26, 2004.

Article II, Section 1 of the Bylaws previously provided that the annual meeting of the registrant's shareholders would be held in February of each year. As amended, Article II, Section 1 provides that the annual meeting will be held in November of each year. This amendment was made to conform the registrant's Bylaws to the registrant's practice for holding annual meetings of its shareholders and to Section 2-501(c) of Maryland General Corporation Law and to.

Article III, Section 1(b) of the Bylaws previously provided that the members of the Board of Directors were to be elected by a majority of the votes cast at a meeting of shareholders. As amended, Article III, Section 1(b) provides that the members of the Board of Directors will be elected by a plurality of the votes cast at a meeting of shareholders. This amendment was made to conform the registrant's Bylaws to Section 2-404(d) of the Maryland General Corporation Law.

Additionally, several legacy typographical mistakes and non-substantive errors were corrected.

A copy of the Bylaws, as amended, is attached as Exhibit 3(ii) to this Form 8-K.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MICROS Systems, Inc.

                                    By: /s/ Gary C. Kaufman
                                    ---------------------------------
                                    Name: Gary C. Kaufman
                                    Title: Executive Vice-President, Finance and
                                    Administration, and Chief Financial Officer

Date: August 26, 2004

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EXHIBIT INDEX:

3(ii) - Bylaws
99.1 - Press Release